PIMCO Funds

Supplement dated March 18, 2009 to all Current Prospectuses for PIMCO Funds

Disclosure Related to the All Asset, All Asset All Authority, CommodityRealReturn Strategy, Convertible, Developing Local Markets, Diversified Income, EM Fundamental IndexPLUSTM TR Strategy, Emerging Local Bond, Emerging Markets Bond, Extended Duration, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Fundamental Advantage Tax Efficient Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Global Advantage Strategy Bond, Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, High Yield, High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Investment Grade Corporate Bond, Long Duration Total Return, Long-Term U.S. Government, Real Return Asset, RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Unconstrained Bond and Unconstrained Tax Managed Bond Funds

(each a “Fund” and collectively the “Funds”)

Effective May 1, 2009, the Funds will no longer impose “redemption fees” on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their purchase. Accordingly, effective May 1, 2009, all references to redemption fees in the Funds’ prospectuses will be deleted in their entirety.

Investors Should Retain This Supplement For Future Reference